Exhibit 99.3

VOTING AGREEMENT

BY AND AMONG

ACCELLENT ACQUISITION CORP.,

ACCELLENT INC. (with respect to Section 4.1 only)

AND

CERTAIN STOCKHOLDERS OF ACCELLENT INC.

DATED AS OF OCTOBER 7, 2005

VOTING AGREEMENT, dated as of October 7, 2005 (this “Agreement”), by and among Accellent Acquisition Corp., a Delaware corporation (“Purchaser”), the parties listed on Annex A hereto (each, a “Stockholder” and collectively, the “Stockholders”) and, with respect to Section 4.1 only, Accellent Inc., a Maryland corporation (the “Company”).

WHEREAS, simultaneously with the execution of this Agreement, Purchaser and the Company, are entering into an Agreement and Plan of Merger (the “Merger Agreement”) (with all capitalized terms used but not defined herein having the meanings set forth in the Merger Agreement), pursuant to which a to-be-formed Maryland corporation that will be a wholly owned subsidiary (“Merger Sub”) of Purchaser, will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Purchaser (the “Merger”), which Merger Agreement has been approved by the Boards of Directors of the Company and Purchaser;

WHEREAS, each Stockholder owns the number of shares of Common Stock and Preferred Stock of the Company set forth opposite such Stockholder’s name on Annex A hereto (such shares of Common Stock and Preferred Stock, together with any other shares of stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, including any shares issued upon the exercise of any warrants or options, the conversion of any convertible securities or otherwise, being collectively referred to herein as the “Subject Shares”);

WHEREAS, upon completion of the transactions contemplated by the Merger Agreement, the Subject Shares will be converted into the right to receive the Merger Consideration; and

WHEREAS, as a condition to the willingness of Purchaser to enter into the Merger Agreement, Purchaser has required that each Stockholder agree and, in order to induce Purchaser to enter into the Merger Agreement, each Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1.

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder, severally and not jointly, hereby represents and warrants to Purchaser as follows:

Section 1.1.           Organization.  Such Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

Section 1.2.           Authority.  Such Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement to be consummated by such Stockholder, all without the need for consent from any other Person.  The execution and delivery of this Agreement by such Stockholder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate, limited liability company, partnership or other ownership action and no other proceedings on the part of such Stockholder and no stockholder or other votes or similar consents are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.  This Agreement has been validly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceedings may be brought).

Section 1.3.           The Subject Shares.  Except as set forth on Annex A hereto, such Stockholder is the sole record and beneficial owner of the Subject Shares set forth opposite such Stockholder’s name on Annex A hereto.  Except as set forth on Annex A, as of the date of this Agreement, such Stockholder does not own, of record or beneficially, any shares of stock of the Company (or rights to acquire any such shares) other than the Subject Shares set forth opposite such Stockholder’s name on Annex A hereto.  Except as set forth on Annex A hereto, such Stockholder has, and will have through and including the Effective Time, (a) the sole right to vote, (b) the sole power to issue instructions with respect to the matters set forth in Articles 2, 3 and 4 hereof, and (c) the sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.  Except for this Agreement, or as set forth on Annex A hereto, such Stockholder’s Subject Shares are free and clear of any pledge, lien, security interest, mortgage, charge, claim, equity, option, proxy, voting restriction, voting trust, adverse claim of ownership or other agreement, arrangement, limitation or restriction with respect to the voting or disposition of such Subject Shares.

Section 1.4.           No Conflicts.  The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder will not, (a) conflict with or violate any provision of the charter or bylaws, trust agreement or other similar documents relating to a trust or any equivalent organizational documents of such Stockholder, (b) to such Stockholder’s knowledge, conflict with or violate any Law applicable to such Stockholder or by which any property or asset of such Stockholder is bound or affected, (c) require any consent or approval under, result in any breach of, or loss of any benefit under, or constitute a change of control or default (or any event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit or other instrument or obligation to which such Stockholder is a party, provided, however, that the failure of clauses (b) and (c) of this representation to be true and correct in all respects shall not be a breach of this Agreement if such failure does not, in any manner, impair or the delay the ability of such Stockholder to perform its obligations under this Agreement or invalidate (in whole or in part) any actions taken pursuant to this Agreement.  The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity or other Person, provided, however, that the failure of this representation to be true and correct in all respects shall not be a breach of this Agreement if such failure does not, in any manner, impair or the delay the ability of such Stockholder to perform its obligations under this Agreement or invalidate (in whole or in part) any actions taken pursuant to this Agreement.

ARTICLE 2.

AGREEMENT TO VOTE

Each Stockholder, severally and not jointly, agrees that:

Section 2.1.           Agreement to Vote in Favor of Approval of the Merger Agreement.  During the period commencing on the date of this Agreement and ending on the Expiration Date (as defined below), at any meeting of stockholders of the Company, however called, or at any adjournment thereof or in connection with any written consent of the holders of Common Stock or Preferred Stock of the Company or in any other circumstances upon which a vote, consent or other approval with respect to the Merger and the other transactions contemplated by the Merger Agreement is sought, such Stockholder shall be present (in person or by proxy) for purposes of calculating a quorum and shall vote (or cause to be voted) all Subject Shares then beneficially owned by such Stockholder (i) in favor of the adoption of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, (ii) in favor of any other matter necessary for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, (iii) against any Acquisition Proposal or any other proposal made in opposition to or in competition or inconsistent with, the Merger, the Merger Agreement or the transactions contemplated therein, (iv) against any action or agreement that would result in a breach of any representation, warranty, covenant or agreement of the Company under the Merger Agreement and (v) against any action or agreement that such Stockholder knows would, or knows would be reasonably likely to, result in any condition to the consummation of the Merger set forth in Article VII of the Merger Agreement not being fulfilled, or knows would materially adversely affect the ability of the Company to consummate the transactions contemplated by the Merger Agreement by the date set forth in Section 9.1(b)(i) of the Merger Agreement.  Each Stockholder acknowledges receipt and review of a copy of the Merger Agreement.

ARTICLE 3.

REVOCATION OF PRIOR PROXIES

Section 3.1.           Revocation of Prior Proxies.  Each Stockholder represents that any proxies heretofore given in respect of such Stockholder’s Subject Shares with respect to matters covered by this Agreement are revocable, that such Stockholder has taken any and all action necessary to revoke all such proxies, and that all such proxies are hereby revoked.

ARTICLE 4.

COVENANTS AND AGREEMENTS

Section 4.1.           Restriction on Transfer.  Each Stockholder agrees not (a) to directly or indirectly sell, transfer, pledge, encumber, assign or otherwise dispose of (collectively, “Transfer”), or enter into any contract, option or other arrangement or understanding with respect to the Transfer by such Stockholder of, any of the Subject Shares or tender or otherwise offer any interest in any thereof to any Person other than pursuant to the terms of the Merger, (b) to enter into any voting arrangement or understanding, whether by proxy, power of attorney, voting agreement, voting trust or otherwise, with respect to the Subject Shares in connection with any Acquisition Proposal or commit or agree to take any of the foregoing actions or (c) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or that would have the effect of preventing, interfering with or disabling such Stockholder from performing such Stockholder’s obligations under this Agreement.  Any action attempted to be taken in violation of the preceding sentence shall be null and void.  The Company hereby agrees that it will not record on its stock transfer books or otherwise any Transfer of Subject Shares in violation of the terms and conditions set forth in this Section 4.1.  Each Stockholder will promptly (and in any event within 2 Business Days) notify the Purchaser in accordance with Section 5.7 of any proposal, inquiry or request with respect to the acquisition of any or all of such Stockholder’s Subject Shares.

Section 4.2.           Further Assurances.  Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments and shall take all such other action necessary or as Purchaser may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

Section 4.3.           No Solicitation.  Each Stockholder agrees that it shall not, nor will such Stockholder permit any of its Representatives (subject to the provisions of Section 5.3) to, directly or indirectly, (i) solicit, initiate, encourage, directly or indirectly, or otherwise facilitate any proposal, inquiry, discussion, offer or request that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal, (ii) participate or engage in discussions or negotiations with, or disclose or provide any non-public information relating to the Company or its Subsidiaries to, or afford access to the properties, books or records of the Company or its Subsidiaries to, any Person with respect to any business combination or sale of assets of the Company outside of the Ordinary course, (iii) enter into any agreement or agreement in principle with any Person that has made an Acquisition Proposal or such a proposal, inquiry or request or any of such Person’s Affiliates, or (iv) grant any waiver or release under, or fail to enforce to the maximum extent possible, any standstill or similar agreement by any Person who has made an Acquisition Proposal.

Section 4.4.           Each Stockholder agrees to vote its Subject Shares to remove the directors of the Company on or prior to the Closing Date if necessary for the Company to comply with Section 6.12 of the Merger Agreement.

ARTICLE 5.

GENERAL PROVISIONS

Section 5.1.           Termination.  This Agreement, and all obligations, agreements and waivers hereunder, will terminate and be of no further force and effect on the earliest of (a) with respect to a particular Stockholder, upon the mutual agreement between such Stockholder and the Purchaser; (b) unanimous consent of the parties hereto, (c) such date and time as the Merger Agreement is terminated in accordance with its terms, and (d) the Effective Time (the “Expiration Date”); provided, however, that nothing herein shall relieve any party from liability for any breach hereof.

Section 5.2.           Board of Directors Action.  No action taken by the Board of Directors of the Company (other than termination of the Merger Agreement in accordance with its terms) shall modify, alter, change or otherwise affect the obligations of any Stockholder hereunder.

Section 5.3.           Stockholder Capacity.  No Person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer.  Each Stockholder signs solely in his, her or its capacity as the record holder and beneficial owner of such Stockholder’s Subject Shares and nothing in this Agreement shall limit or affect the duties of or any actions taken by any Stockholder in his or her capacity as an officer or director of the Company to the extent consistent with the Merger Agreement.  This Section 5.3 shall survive termination of this Agreement.

Section 5.4.           Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to the remedy of specific performance of such provisions and to an injunction or injunctions and/or such other equitable relief as may be necessary to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 5.5.           Adjustments to Prevent Dilution, Etc.  In the event of a stock dividend or distribution, or any change in the Company’s capitalization by reason of any stock dividend, split-up, reclassification, recapitalization, combination or the exchange of shares, the term “Subject Shares” shall be deemed to refer to and include the Subject Shares as well as all shares issued in such stock dividends and distributions and any shares into which or for which any or all of the Subject Shares may be changed or exchanged.

Section 5.6.           Amendments.  This Agreement may not be modified, altered, supplemented or amended except by an instrument in writing signed by each of the parties hereto.

Section 5.7.           Notice.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent, or to the Stockholders at their respective addresses set forth in Annex A hereto (or to such other address as any party may have furnished to the other parties in writing), in accordance with Section 10.2 of the Merger Agreement.

Section 5.8.           Interpretation.  When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 5.9.           Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

Section 5.10.        Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 5.11.        Entire Agreement; No Third-Party Beneficiaries.  This Agreement (including, without limitation, the documents and instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 5.12.        Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 5.13.        Costs and Expenses.  All costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

Section 5.14.        Multiple Stockholders.  All representations, warranties, covenants and agreements of the Stockholders in this Agreement are several and not joint, and solely relate to matters involving the subject Stockholder and not the other Stockholders.

Section 5.15.  Assignment.  No assignment or transfer by any party of such party’s rights and obligations hereunder shall be made except with the prior written consent of the other parties; provided, however that Purchaser may assign its rights or obligations hereunder to any Affiliate without the prior written consent of the other parties hereto, provided that no such assignment shall relieve Purchaser of its obligations hereunder.

Section 5.16.        Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.16.

Section 5.17.        Consent to Jurisdiction.  Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any state or federal court located in New York, New York, and each of the parties hereby consents to the exclusive jurisdiction of those courts (and of the appropriate appellate courts therefrom) in any suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding in any of those courts or that any suit, action or proceeding which is brought in any of those courts has been brought in an inconvenient forum.  Process in any suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any of the named courts.  Without limiting the foregoing, each party agrees that service of process on it by notice as provided in Section 5.7 shall be deemed effective service of process.

Section 5.18.        Non-Recourse.  Notwithstanding that the Stockholders party hereto may be partnerships or limited liability companies, no recourse hereunder or under any documents or instruments delivered in connection herewith may be had against any officer, agent or employee of any direct or indirect holder of any equity interests or securities of such Stockholders, whether such holder is a limited or general partner, member, stockholder or otherwise, any affiliate of such Stockholders, or any direct or indirect director, officer, employee, partner, affiliate, member, controlling person, attorney or representative of any of the foregoing (any such person or entity, a “Related Person”), whether by the enforcement of any judgment or assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, and (b) no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any Related Person under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or by their creation.

(Signature Pages Follow)

IN WITNESS WHEREOF, Purchaser and each Stockholder have caused this Voting Agreement to be signed (by their respective officer thereunto duly authorized if applicable) as of the date first above written.

ACCELLENT ACQUISITION CORP.

By:	/s/ Jim Momtazee
Name:	Jim Momtazee
Title:	Vice President

STOCKHOLDERS

KRG/CMS L.P.
By: KRG CAPITAL FUND I, L.P.
By: KRG Capital Partners, LLC

By:	Bruce L. Rogers

DLJ Merchant Banking Partners III, L.P.
By: DLJ Merchant Banking III, Inc.
Managing General Partner

/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

DLJ Merchant Banking III, Inc., as Advisory
General Partner on behalf of DLJ Offshore Partners
III-1, C.V. and as attorney-in-fact for DLJ Merchant
Banking III, L.P., as Associate General Partner of
DLJ Offshore Partners III-1, C.V.

/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

DLJ Merchant Banking III, Inc., as Advisory
General Partner on behalf of DLJ Offshore Partners
III-2, C.V. and as attorney-in-fact for DLJ Merchant
Banking III, L.P., as Associate General Partner of
DLJ Offshore Partners III-2, C.V.

/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ Offshore Partners III, C.V.

/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

DLJ MB Partners III GmbH & Co. KG By: DLJ Merchant Banking III, Inc., the General Partner of DLJ Merchant Banking III, L.P., its Managing Limited Partner

/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

Millennium Partners II, L.P.
By: DLJ Merchant Banking III, Inc.
Managing General Partner

/s/ George R. Hornig
Name: George R. Hornig
Title: Managing Director

MBP III Plan Investors, L.P.
By: DLJ LBO Plans Management Corporation
Managing General Partner

/s/ George R. Hornig
Name: George R. Hornig
Title: President

WITH RESPECT TO SECTION 4.1 ONLY

Accellent Inc.

/s/ Ron Sparks
Name: Ron Sparks
Title: President & CEO